UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2016

Qlik Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	011-34803	20-1643718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor Chester Road

Suite E220

Radnor, Pennsylvania 19087

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 828-9768

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On August 22, 2016, Project Alpha Merger Corp., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Qlik Parent, Inc., a Delaware corporation (formerly Project Alpha Holding, LLC) (“Parent”), completed its merger (the “Merger”) with and into Qlik Technologies Inc., a Delaware corporation (the “Company”), pursuant to the terms of the Agreement and Plan of Merger, dated as of June 2, 2016 (the “Merger Agreement”), by and among Parent, Merger Sub and the Company. The Company was the surviving corporation in the Merger and, as a result, is now a wholly owned subsidiary of Parent. Parent is controlled by investment funds affiliated with Thoma Bravo, LLC (“Thoma Bravo”) and is beneficially owned by such funds and certain other investors.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction to this Current Report on Form 8-K (the “Introduction”) is incorporated into this Item 2.01 by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified The NASDAQ Stock Market (“NASDAQ”) of its intent to remove its common stock from listing on NASDAQ and requested NASDAQ file a Notification of Removal from Listing and/or Registration on Form 25 with the Securities and Exchange Commission (the “SEC”) to delist and deregister its shares of common stock (the “Shares”). The Company intends to file with the SEC a Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Shares on NASDAQ was suspended as of the closing of trading on August 22, 2016.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introduction and in Item 5.03 to this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Effective as of the effective time of the Merger (the “Effective Time”), each share of the Company’s common stock (other than shares held by the Company as treasury stock or held, directly or indirectly, by Parent or Merger Sub immediately prior to the Effective Time) was cancelled and the stockholders are entitled to receive a cash payment of $30.50 per share of common stock.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introduction and under Item 2.01 to this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

In connection with the Merger, the aggregate purchase price paid for all equity securities of the Company was approximately $2.8 billion. The purchase price was funded by equity financing from Thoma Bravo and its affiliates and other co-investors and debt financing from Ares Capital Corporation, Golub Capital LLC, TPG Specialty Lending, Inc., Varagon Capital Partners, L.P., American International Group, Inc. and certain of their respective affiliates and certain other lenders and a portion of the Company’s cash on hand.

To the knowledge of the Company, except as set forth herein, there are no arrangements, including any pledge by any person of securities of the Company or Parent, the operation of which may at a subsequent date result in a further change in control of the Company. In addition, the Merger Agreement includes provisions relating to the election of directors to the Board of Directors of the Company.

The foregoing description of the Merger Agreement and related transactions (including, without limitation, the Merger) does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed with the SEC on June 3, 2016 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

In connection with the consummation of the Merger and as contemplated by the Merger Agreement (and not because of any disagreement with the Company), all of the directors of the Company ceased to be directors of the Company, as of the Effective Time. In accordance with the terms of the Merger Agreement, at the Effective Time, the directors of Acquisition Sub became directors of the Company. At the Effective Time, the Company’s board of directors consisted of Orlando Bravo, Seth Boro, Chip Virnig, Andrew Almeida, Marcel Bernard, Jim Lines, David Murphy and Lars Björk. Each of Messrs. Bravo, Boro, Virnig, Almeida, Bernard, Lines and Murphy is affiliated with Thoma Bravo.

The officers of the Company immediately prior to the Effective Time continued as officers of the Company following the Effective Time.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated to be in the form of the certificate of incorporation set forth on Exhibit A to the Merger Agreement (the “Amended and Restated Certificate of Incorporation”) in accordance with the terms of the Merger Agreement. In addition, at the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated to be identical to the bylaws of Acquisition Sub, other than the name of Acquisition Sub, which was replaced by the name of the Company (the “Amended and Restated Bylaws”). Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 8.01. Other Events.

On August 22, 2016, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Qlik Technologies Inc.

3.2	Amended and Restated Bylaws of Qlik Technologies Inc.

99.1	Press Release of Qlik Technologies Inc., dated August 22, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLIK TECHNOLOGIES INC.

By:	/s/ Timothy MacCarrick
Timothy MacCarrick Chief Financial Officer and Treasurer

Dated: August 22, 2016

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Qlik Technologies Inc.

3.2	Amended and Restated Bylaws of Qlik Technologies Inc.

99.1	Press Release of Qlik Technologies Inc. dated August 22, 2016.